Exhibit 99.2

This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic growth, adjusted EPS, and adjusted free cash flow; the market position, expected growth and consumption trends for the Company’s brands; the expected cost of transition to a new logistics provider; the impact of brand-building and product innovation and the related impact on the Company’s revenues; the Company’s disciplined capital allocation; and the impact of retailer destocking. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, regulatory matters, competitive pressures, consumer trends, retail inventory management initiatives, supplier issues, the impact of the transition to a new third party logistics provider, unexpected costs or liabilities, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our August 1, 2019 earnings release in the “About Non-GAAP Financial Measures” section.

 Q1 Revenue of $232.2 million, flat versus PY Q1 on an organic basis(1) – Strong international segment growth led by Australia – Consumption growth(2) in excess of 2% continues to meaningfully outpace revenue growth  EPS of $0.65, down 4.4% versus Adjusted(3) PY Q1 which included profit contribution from Household Cleaning  Gross Margin of 57.7% up 30 bps sequentially vs Q4 FY 19 and up 230 bps since Q1 FY 19 – Consistent with 2H FY 19 Performance  Continued solid Free Cash Flow(3) of $50.8 million  Total debt paydown of $20 million in the quarter – Continued debt paydown enables future capital allocation optionality  ~$30 million stock bought back in the quarter

FY 17 FY 18 FY 19 *organic growth; in constant CAD and excludes divestitures and Fleet acquisition

 Recent innovation driving strong  Continued Marketing Support performance at key retailers FY 20 YTD Consumption Growth(2) ~4x 28.0%  New Product Innovation 7.3% Category DenTek Dental Guard

 Overall financial performance in-line with expectations in the quarter vs PY Q1 which included Household Cleaning: (1) Needed? − Revenue of $232.2 million, flat vs PY on an organic basis − EPS of $0.65, down 4.4% vs Adjusted (3) PY − Free Cash Flow (3) decrease of 4.9% to $50.8 million Q1 FY 20 Q1 FY 19 0.0% $232.2 $232.1 (5.2%) (4.4%) (4.9%) $78.1 $82.4 $0.68 $0.65 $50.8 $53.4 Organic Revenue (1) Adjusted EBITDA(3) Adjusted EPS (3) Free Cash Flow (3) Dollar values in millions, except per share data.

Adj. Op. Inc. $71.5 A&P 6.2% EBITDA Margin 33.7% Check rounding Q1 FY 20 Q1 FY 19 % Chg  Organic Revenue(1) flat vs PY Total Revenue $ 232.2 $ 254.0 (8.6%) – Increased consumption among majority of Core OTC brands and (3) Adjusted Gross Margin 134.1 140.8 (4.8%) strong International growth % Margin 57.7% 55.4% – Offset by retailer inventory reduction A&P 34.8 37.1 (6.3%) % Total Revenue 15.0% 14.6%  Gross Margin of 57.7%, up 230 bps vs PY G&A 21.7 22.5 (3.6%) – Consistent with Q4 performance % Total Revenue 9.3% 8.9% D&A (ex. COGS D&A) 6.1 7.1 (14.3%)  A&P of 15.0% of Revenue, as expected % Total Revenue 2.6% 2.8%  G&A dollars down slightly in Q1 vs PY Adjusted Operating Income(3) $ 71.5 $ 74.1 (3.5%) (3) % Margin 30.8% 29.2%  EPS down 4.4% from Adjusted Q1 FY 19 Adjusted Earnings Per Share(3) $ 0.65 $ 0.68 (4.4%) Adjusted EBITDA(3) $ 78.1 $ 82.4 (5.2%) % Margin 33.6% 32.4% Dollar values in millions, except per share data.

 Q1 Free Cash Flow (3) of $50.8 million, down 4.9% vs PY Q1 FY 20 Q1 FY 19 – PY included Household Cleaning Segment (4.9%)  Net Debt at June 30 of $1.8 billion(3); leverage ratio(4) of 5.0x at end of Q1  $20 million debt paydown in Q1 $53.4 $50.8  $28.8 million opportunistic share repurchases in Q1 – Remainder of $50 million authorized share repurchase program completed in July  Planned transition to new third-party logistics provider over balance of FY 2020 – $10 million in estimated one-time transition cost Free Cash Flow (3) Dollar values in millions.

 Continue to gain market share with consumers and grow categories for retailers  Prestige’s portfolio of need-based brands continues to be well positioned for long-term growth, despite macro headwinds at retail  Reported Revenue of $951 to $961 million, Organic Revenue expected to be approximately flat – Expect consumption growth in excess of shipment growth – Expect continued retailer de-stocking, particularly in the drug channel  Adjusted EPS approximately flat ($2.76 to $2.83)(5) – Expected EPS growth concentrated in 2H FY 20  Adjusted Free Cash Flow of $200 million(6) or more  Continue to execute disciplined capital allocation strategy

(1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release in the “About Non-GAAP Financial Measures” section. (2) Total company consumption is based on domestic IRI multi-outlet + C-Store retail sales for the period ending 6-16-19, direct point of sale consumption for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted Gross Margin, Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Net Income, Adjusted EPS, Free Cash Flow and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release in the “About Non- GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Adjusted EPS for FY 20 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS plus adjustments relating to the integration of our new logistics provider. (6) Adjusted Free Cash Flow for FY 20 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non- GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus payments associated with the integration of our new logistics provider.

Three Months Ended Jun. 30, 2019 2018 (In Thousands) GAAP Total Revenues $ 232,154 $ 253,980 Revenue Growth (8.6%) Adjustments: Revenues associated with divestiture - (19,811) Allocated costs that remain after divestiture - (659) Impact of foreign currency exchange rates - (1,402) Total adjustments - (21,872) Non-GAAP Organic Revenues $ 232,154 $ 232,108 Non-GAAP Organic Revenue Growth - %

Three Months Ended Jun. 30, Three Months Ended Jun. 30, 2019 2018 2019 2018 (In Thousands) (In Thousands) GAAP Total Revenues $ 232,154 $ 253,980 GAAP General and Administrative Expense $ 21,706 $ 23,941 GAAP General and Administrative Expense as a Percentage of 9.3% 9.4% GAAP Total Revenue GAAP Gross Profit $ 134,067 $ 140,623 GAAP Gross Profit as a Percentage of GAAP Total Revenue 57.7% 55.4% Adjustments: Transition and other costs associated with divestiture - 1,422 Adjustments: Total adjustments - 1,422 Transition and other costs associated with divestiture - 170 Non-GAAP Adjusted General and Administrative Expense $ 21,706 $ 22,519 Total adjustments - 170 Non-GAAP Adjusted General and Administrative Expense Non-GAAP Adjusted Gross Margin $ 134,067 $ 140,793 Percentage as a Percentage of GAAP Total Revenues 9.3% 8.9% Non-GAAP Adjusted Gross Margin as a Percentage of GAAP Total Revenues 57.7% 55.4%

Three Months Ended Jun. 30, Three Months Ended Jun. 30, 2019 2018 2019 2018 (In Thousands) GAAP Net Income $ 33,925 $ 34,466 Net Income EPS Net Income EPS Interest expense, net 25,020 25,940 (In Thousands, except per share data) Provision for income taxes 12,125 11,994 GAAP Net Income $ 33,925 $ 0.65 $ 34,466 $ 0.65 Depreciation and amortization 7,061 8,372 Adjustments: Transition and other costs associated with divestiture in Non-GAAP EBITDA 78,131 80,772 - - 170 - Non-GAAP EBITDA Margin 33.7% 31.8% Cost of Goods Sold Transition and other costs associated with divestiture in Adjustments: - - 1,422 0.03 General and Administrative Expense Transition and other costs associated with divestiture in Tax impact of adjustments - (404) - Cost of Goods Sold - 170 Normalized tax rate adjustment - - 193 - Transition and other costs associated with divestiture in Total Adjustments - - 1,381 0.03 General and Administrative Expense - 1,422 Non-GAAP Adjusted Net Income and Adjusted EPS $ 33,925 $ 0.65 $ 35,847 $ 0.68 Total adjustments - 1,592 Non-GAAP Adjusted EBITDA $ 78,131 $ 82,364 Non-GAAP Adjusted EBITDA Margin 33.7% 32.4%

Three Months Ended Jun. 30, 2019 2018 (In Thousands) GAAP Net Income $ 33,925 $ 34,466 Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 14,857 17,705 Changes in operating assets and liabilities as shown in the 3,995 3,681 Statement of Cash Flows Total Adjustments 18,852 21,386 GAAP Net cash provided by operating activities 52,777 55,852 Purchase of property and equipment (1,956) (2,469) Non-GAAP Free Cash Flow 50,821 53,383 Transition and other payments associated with divestiture - 189 Non-GAAP Adjusted Free Cash Flow $ 50,821 $ 53,572

2020 Projected Free Cash Flow (In millions) Low High Projected FY'20 GAAP Net Cash provided by operating activities Projected FY'20 GAAP EPS $ 2.61 $ 2.68 $ 205 Adjustments: Additions to property and equipment for cash (15) Integration of new logistics provider 0.15 0.15 Projected Non-GAAP Free Cash Flow 190 Total Adjustments 0.15 0.15 Projected Non-GAAP Adjusted EPS Payments associated with integration of new logistics provider 10 $ 2.76 $ 2.83 Non-GAAP Adjusted Free Cash Flow $ 200